UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2020

EVOFEM BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36754	20-8527075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12400 High Bluff Drive, Suite 600, San Diego, CA 92130
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code
(858) 550-1900

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EVFM	The Nasdaq Stock Market LLC (Nasdaq Capital Market)
Series A Preferred Stock Purchase Rights, par value $0.0001 per share	N/A	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INFORMATION CONCERNING FORWARD LOOKING STATEMENTS - This reports and the exhibit(s) attached hereto contain within the meaning of Section 27A of the Securities Act of 1933, as amended (the Securities Act), and Section 21E of the Securities Exchange Act of 1934, as amended (the Exchange Act), and such forward-looking statements involve risks and uncertainties. These forward-looking statements include, but are not limited to, statements about our plans, objectives, representations and contentions and are not historical facts and typically are identified by use of terms such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “project,” “continue,” “will,” or the negative thereof, or other variations or comparable terminology, although some forward-looking statements are expressed differently. The forward-looking statements included herein represent management’s current judgment and expectations, but our actual results, events and performance could differ materially from those in the forward-looking statements. These statements include statements about:

•	our projected financial position;

•	our strategic plans for our business;

•	our plans to launch and commercialize our product, Phexxi;

•
our commercialization, marketing and manufacturing capabilities and strategy with respect to Phexxi, including our plans regarding the Phexxi Concierge Experience, Coming Soon campaign, media and digital campaigns, and contracted tele-detailing vendors;

•	our estimates regarding expenses, future revenues and capital requirements;

•	our ability to continue as a going concern;

•	our ability to raise additional capital to fund our operations;

•
our ability to obtain the necessary regulatory approvals to market and commercialize Phexxi for prevention of urogenital transmission of chlamydia in women and prevention of urogenital transmission of gonorrhea in women, EVO100, and any other product candidate we may seek to develop;

•	the success, cost and timing of our clinical trials;

•	our ability to obtain additional patent protection for our product and product candidates;

•	our dependence on third parties in the conduct of our clinical trials;

•
our ability to establish and develop sales, manufacturing and marketing capabilities or our ability to enter into agreements with third parties to manufacture or to market and sell Phexxi and any approved product candidates we may have, including our plans to recruit and train an internal salesforce and scale up commercial manufacturing;

•
the potential for changes to current regulatory mandates requiring health insurance plans to cover FDA-cleared or approved contraceptive products without cost sharing, our ability to obtain third-party payer coverage and adequate reimbursement, and our reliance on the willingness of patients to pay out-of-pocket absent full or partial third-party payer reimbursement;

•	the ongoing COVID-19 pandemic, including its impact on our business and commercialization plans and or ability to adapt to related challenges;

•	our top-line or initial clinical trial data which are subject to adjustment and revision;

•	our ability to expand our organization to accommodate potential growth; and

•	our ability to retain and attract key personnel.

Only one of our current product candidates, Phexxi, has been approved by the U.S. Food and Drug Administration (FDA). Our other product candidates have not been approved by the FDA or the European Commission or any other regulatory commission. Our other product candidates have not been, nor may they ever be, approved by any regulatory agency or competent authority nor marketed anywhere in the world.

Forward-looking statements involve risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed therein. We express our estimates, expectations, beliefs, and projections in good faith and believe them to have a reasonable basis. However, we make no assurances that management’s estimates, expectations, beliefs, or projections will be achieved or accomplished. Important factors that could cause actual results to differ materially from those discussed in our forward-looking statements are discussed in Exhibit 99.2 of this Current Report on Form 8-K and under the sections entitled “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s reports filed with the Securities and Exchange Commission (“SEC”) from time to time hereafter.

Any forward-looking statement speaks only as to the date on which that statement is made. We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this prospectus supplement, except as may otherwise be required by the federal securities laws.
Evofem’s name and logo are either registered trademarks or trademarks of Evofem Biosciences, Inc. in the United States and/or other countries. All other trademarks, service marks or other tradenames appearing in this Current Report on Form 8-K are the property of their respective owners. This Current Report on Form 8-K includes our trademarks, trade names and service marks, such as “Phexxi™ and Phexxi Concierge Experience™” which are protected under applicable intellectual property laws and are the property of Evofem Biosciences, Inc., or its subsidiaries. Solely for convenience, trademarks, trade names and service marks referred to in this Current Report on Form 8-K may appear without the ®, ™ or SM symbols, but such references are not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, our rights or the right of the applicable licensor to these trademarks, trade names and service marks. We do not intend our use or display of other parties’ trademarks, trade names or service marks to imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of us by, these other parties.

Item 1.02.	Termination of a Material Definitive Agreement

On November 18, 2019, Evofem Biosciences, Inc. (the “Company”) entered into an Equity Distribution Agreement (the “Agreement”) with Piper Sandler & Co. (“Piper”), as sales agent, with respect to an at-the-market offering program (the “ATM Program”), under which the Company could offer and sell, from time to time at its sole discretion, shares of its common stock having an aggregate offering price of up to $50,000,000 (the “Placement Shares”) through Piper. On the same date, the Company filed with the Securities and Exchange Commission (the “SEC”) a shelf registration statement on Form S-3 (File No. 333-234769), to register the sale of up to $150,000,000 of shares of its common stock and other securities, including sales of the Placement Shares under the ATM Program, which was declared effective on December 2, 2019.

On June 2, 2020, in connection with the proposed public offering described in Item 8.01 below, the Company terminated the Sales Agreement, effective on the same date, and any on-going offer of the Placement Shares under the ATM Program is hereby terminated. Prior to the termination of the Sales Agreement, the Company had sold 1,191,675 Placement Shares under the ATM Program, resulting in gross proceeds to the Company of $6.7 million, net of commissions.

Item 8.01.	Other Events
In connection with its recently announced proposed underwritten public offering of shares of its common stock, the Company is updating certain disclosures about its business and the risk factors applicable to its business. An updated summary description of the Company’s business and the risk factors applicable to the Company’s business are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.
This Current Report on Form 8-K, including the exhibits hereto, shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, which is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, nor shall there be any offer, solicitation, or sale of the securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Summary description of the business of Evofem Biosciences, Inc.
99.2	Risk Factors of Evofem Biosciences, Inc..

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOFEM BIOSCIENCES, INC.

Date: June 2, 2020	By:	/s/ Justin J. File
Justin J. File Chief Financial Officer